UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 14, 2018

Coastway Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36263	46-4149994
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

One Coastway Blvd., Warwick, Rhode Island	02886
(Address of principal executive offices)	(Zip Code)

(401) 330-1600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement

Merger Agreement

On March 14, 2018, Coastway Bancorp, Inc. (“Coastway”), the holding company of Coastway Community Bank, and HarborOne Bancorp, Inc. (“HarborOne”), the holding company of HarborOne Bank, entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Coastway, HarborOne and Massachusetts Acquisitions, LLC, a Maryland limited liability company and direct subsidiary of HarborOne (“Merger Sub”).  Pursuant to the Merger Agreement,  Coastway will be merged with and into Merger Sub, with Coastway as the surviving corporation (the “Merger”). Immediately after the Merger, Coastway will be merged with and into HarborOne, with HarborOne as the surviving entity (the “Upstream Merger”).  It is anticipated that, contemporaneously with the Merger and the Upstream Merger, Coastway Community Bank will be merged with and into HarborOne Bank, with HarborOne Bank as the surviving bank. The Merger Agreement has been unanimously approved by the Boards of Directors of each of Coastway and HarborOne.

Under the terms of the Merger Agreement, at the effective time of the Merger, each Coastway stockholder will receive a cash payment of $28.25 per share of Coastway common stock.

The Merger Agreement contains customary representations, warranties and covenants of Coastway and HarborOne, including, among others, covenants relating to the conduct of Coastway’s business during the period between the execution of the Merger Agreement and the consummation of the Merger.

The Merger Agreement provides each of Coastway and HarborOne with certain termination rights. If the Merger is not consummated under specified circumstances, including if Coastway terminates the Merger Agreement in order to accept an alternative merger proposal that it determines is superior to the Merger with HarborOne, Coastway has agreed to pay HarborOne a termination fee in the amount of approximately $5.02 million.

The consummation of the Merger is subject to customary closing conditions, including the receipt of regulatory approvals and approval by Coastway’s stockholders. The Merger is currently expected to be completed in the second half of 2018.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Merger Agreement were made solely for the purposes of the Merger Agreement and may be subject to important limitations and qualifications, including being qualified by confidential disclosure schedules exchanged by the parties in connection with the execution of the Merger Agreement and by materiality standards, which may be different from what stockholders view as material.

Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which may or may not be fully reflected in the parties’ public disclosures. Accordingly, the representations and warranties may not describe the actual state of affairs of the parties at the date they were made or at any other time, and investors should not rely on them as statements of fact.

Voting Agreements

Simultaneously with the execution of the Merger Agreement, the members of Coastway’s Board of Directors and certain executive officers of Coastway have entered into voting agreements with HarborOne (the “Voting Agreements”), pursuant to which such individuals have agreed, among other things, to vote their respective shares of Coastway common stock in favor of the approval of the Merger Agreement at a special meeting of Coastway’s stockholders to be held for the purpose of approving the Merger Agreement.

The foregoing description of the Coastway Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Voting Agreement, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This report contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning plans, objectives, future events or performance and assumptions and other statements that are other than statements of historical fact. Forward-looking statements may be identified by reference to a future period or periods or by use of forward-looking terminology such as “anticipates,” “believes,” “expects,” “intends,” “may,” “plans,” “pursue,” “views” and similar terms or expressions. Various statements contained herein including, but not limited to, statements related to management’s views on the banking environment and the economy, competition and market expansion opportunities, the interest rate environment, credit risk and the level of future non-performing assets and charge-offs, potential asset and deposit growth, future non-interest expenditures and non-interest income growth, and borrowing capacity are forward-looking statements. Coastway wishes to caution readers that such forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties that may adversely affect Coastway’s future results. The following factors, among others, could cause Coastway’s results for subsequent periods to differ materially from those expressed in any forward-looking statement made herein: (i) changes in interest rates could negatively impact net interest income; (ii) changes in the business cycle and downturns in the local, regional or national economies, including deterioration in the local real estate market, could negatively impact credit and/or asset quality and result in credit losses and increases in Coastway’s allowance for loan losses and/or valuations of foreclosed properties; (iii) changes in consumer spending could negatively impact Coastway’s credit quality and financial results; (iv) increasing competition from larger banking organizations as well as non-bank providers of various financial services could adversely affect Coastway’s competitive position within its market area and reduce demand for Coastway’s products and services; (v) deterioration of securities markets could adversely affect the value or credit quality of Coastway’s assets and the availability of funding sources necessary to meet Coastway’s liquidity needs; (vi) changes in technology could adversely impact Coastway’s operations and increase technology-related expenditures; (vii) increases in employee compensation and benefit expenses and other non-interest expenses could adversely affect Coastway’s financial results; (viii) changes in laws and regulations that apply to Coastway’s business and operations, including without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act could adversely affect the Coastway’s business environment, operations and financial results; (ix) changes in accounting standards, policies and practices, as may be adopted or established by the regulatory agencies, the Financial Accounting Standards Board or the Public Company Accounting Oversight Board could negatively impact Coastway’s financial results; (x) Coastway’s ability to enter new markets successfully and capitalize on growth opportunities; (xi) future regulatory compliance costs, including any increase caused by new regulations imposed by the Consumer Finance Protection Bureau; (xii) the risk factors described in the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed by Coastway with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website, www.sec.gov; and (xiii) risks associated with the ability to consummate the proposed Merger and the timing of the closing of the Merger. Coastway disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law. Accordingly, readers should not place undue reliance on any such forward-looking information and statements.

Additional Information and Where to Find It

In connection with the proposed merger, Coastway will provide its stockholders with a proxy statement and other relevant documents concerning the proposed transaction. HarborOne will also file relevant materials in connection with its proposed acquisition of Coastway. Stockholders of Coastway are urged to read the proxy statement and other relevant documents and any amendments or supplements to those documents, because they will contain important information which should be considered before making any decision regarding the transaction. A free copy of the proxy statement, as well as other filings containing information about HarborOne and Coastway, when they become available, may be obtained at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement may also be obtained, free of charge, from Coastway’s website at www.coastway.com under the “Investor Relations” tab, or by contacting Coastway’s investor relations department at Coastway Bancorp, Inc., One Coastway Blvd., Warwick, Rhode Island 02886, Attention: Investors Relations, Telephone: (401) 330-1600.

Certain Information Regarding Participants

HarborOne and Coastway and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies of Coastway stockholders in connection with the proposed transaction. You can find information about Coastway’s executive officers and directors in the materials filed by Coastway with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction and a description of their direct and indirect interests, by security holdings or otherwise, may be obtained by reading the proxy statement filed by Coastway with the SEC on April 10, 2017 and other relevant documents regarding the proposed merger to be filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

Item 8.01                                           Other Events

On March 14, 2018, Coastway and HarborOne issued a joint press release announcing that they had entered into the Merger Agreement. A copy of the joint press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01                                           Financial Statements and Exhibits

(a)          Financial Statements of Businesses Acquired.  Not applicable.

(b)          Pro Forma Financial Information.  Not applicable.

(c)           Shell Company Transactions.  Not applicable.

(d)          Exhibits.

Exhibit 2.1	Agreement and Plan of Merger dated as of March 14, 2018 by and among HarborOne Bancorp, Inc., Coastway Bancorp, Inc. and Massachusetts Acquisitions, LLC.*

Exhibit 99.1	Form of Coastway Voting Agreement

Exhibit 99.2	Joint Press Release dated March 14, 2018

*                                         Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Coastway hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC; provided, however, that Coastway may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTWAY BANCORP, INC.
(Registrant)

Date: March 14, 2018	By:	/s/ William A. White
William A. White
President and Chief Executive Officer